EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarter ended June 30, 2007 of AMERCO and U-Haul International, Inc. (together, the “Company”), as filed with the Securities and Exchange Commission on August 8, 2007 (the “Report”), I, Edward J. Shoen, Chairman of the Board and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

AMERCO,
a Nevada corporation

/s/ Edward J. Shoen
Edward J. Shoen
President and Chairman of the Board
Date: August 8, 2007

U-HAUL INTERNATIONAL, INC.,
a Nevada corporation

                                                /s/ Edward J. Shoen
Edward J. Shoen
Chief Executive Officer and Chairman of
the Board
Date: August 8, 2007